77C.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         SPECIAL MEETING HELD APRIL 25, 2002:

         On April 25, 2002, a Special Meeting of Shareholders of the International Equity Fund was held in order to vote on the approval of a new sub-advisory agreement with Bank of Ireland Asset Management (U.S.) Limited. Shareholders of the International Equity Fund voted in favor of the proposal as follows:

          APPROVAL OF NEW SUB-ADVISORY AGREEMENT:

                                   Number of Shares
          ---------------------------------------------------------------------
          For                       Against          Abstain
          ---                       -------          -------
            1,034,846.270     1,780.986                946.293

         SPECIAL MEETING HELD SEPTEMBER 18, 2002:

         On September 18, 2002, a Special Meeting of Shareholders of Touchstone Strategic Trust was held in order to vote on the following matters:

         1. To authorize the Board of Trustees of the Trust and Touchstone Advisors, Inc. to select or change investment sub-advisors and to enter into or amend investment sub-advisory agreements without obtaining shareholder approval.

        2. To authorize the Board to adopt an Amended and Restated Agreement and Declaration of Trust with respect to:

              2a.   Dollar-Weighted Voting
              2b.   Future Amendments
              2c.   Redemption
              2d.   Investment in Other Investment Companies
              2e.   Other Changes

         3a. To change certain fundamental investment restrictions of the Trust with respect to borrowing money.

         3b. To change the fundamental investment restrictions of the Trust with respect to underwriting securities.

         3c. To change certain fundamental investment restrictions of the Trust with respect to loans.

         3d. To change certain fundamental investment restrictions of the Trust with respect to real estate.

         3e. To eliminate the fundamental investment restrictions of the Trust with respect to oil, gas or mineral leases.

         3f. To change certain fundamental investment restrictions of the Trust with respect to commodities.

         3g. To change certain fundamental investment restrictions of the Trust with respect to concentration of investments.

         3h. To change certain fundamental investment restrictions of the Trust with respect to issuing senior securities.

         3i. To eliminate the fundamental investment restrictions of the Trust with respect to amounts invested in one issuer.

         3j. To eliminate the fundamental investment restrictions of the Trust with respect to margin purchases.

         3k. To eliminate the fundamental investment restrictions of the Trust with respect to short sales.

         3l. To eliminate the fundamental investment restrictions of the Trust with respect to illiquid investments.

         3m. To eliminate the fundamental investment restrictions of the Trust with respect to investing for control.

         3n. To eliminate the fundamental investment restrictions of the Trust with respect to other investment companies.

         3o. To eliminate the fundamental investment restrictions of the Trust with respect to securities of one class.

         3p. To eliminate the fundamental investment restrictions of the Trust with respect to securities owned by affiliates.

         3q. To eliminate the fundamental investment restrictions of the Trust with respect to pledging.

         3r. To eliminate the fundamental investment restrictions of the Trust with respect to options.

         Shareholders of each series of the Trust, except the Emerging Growth Fund, voted their shares by proxy. The Emerging Growth Fund did not have a sufficient number of shares represented in person or by proxy to reach a quorum necessary to vote. The results of the voting on the above proposals were as follows:

PROPOSAL 1 - AUTHORIZATION TO SELECT OR CHANGE SUB-ADVISORS AND ENTER INTO OR AMEND SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING SHAREHOLDER APPROVAL:

International Equity Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     986,471.506           56,615.263             2,759.902

Enhanced 30 Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     699,710.470            4,886.690           2,828,574

Value Plus Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   5,925,325.653           43,842.892              3,838.829

Large Cap Growth Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,135,140.189            14,401.007           190,625.237

Growth Opportunities Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,469,310.315           289,064.018           169,701.073

PROPOSAL 2A - AUTHORIZATION TO ADOPT AN AMENDED AND RESTATED AGREEMENT AND
DECLARATION OF TRUST WITH RESPECT TO DOLLAR-WEIGHTED VOTING:

International Equity Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,042,451.901              634.868             2,759.902

Enhanced 30 Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     695,329.470            5,068.690           7,027,574

Value Plus Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   5,942,469.582           18,674.776             11,863.016

Large Cap Growth Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,133,007.493            16,928.841           190,230.099

Growth Opportunities Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,481,591.081           222,489.601           223,994.724

PROPOSAL 2B - AUTHORIZATION TO ADOPT AN AMENDED AND RESTATED AGREEMENT AND
DECLARATION OF TRUST WITH RESPECT TO FUTURE AMENDMENTS:

International Equity Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,042,415.516              671.253             2,759.902

Enhanced 30 Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     695,329.470            5,068.690           7,027,574

Value Plus Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   5,945,617.786           15,526.572             11,863.016

Large Cap Growth Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,135,623.179            14,201.852           190,341.402

Growth Opportunities Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,466,867.612           236,205.703           225,002.091

PROPOSAL 2C - AUTHORIZATION TO ADOPT AN AMENDED AND RESTATED AGREEMENT AND
DECLARATION OF TRUST WITH RESPECT TO REDEMPTION:

International Equity Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,042,405.715              634.868             2,806.088



Enhanced 30 Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     695,329.470            5,068.690           7,027,574

Value Plus Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   5,946,416.177           14,728.181             11,863.016

Large Cap Growth Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,134,211.361            13,795.532           192,159.540

Growth Opportunities Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,478,604.273           228,515.528           220,955.605

PROPOSAL 2D - AUTHORIZATION TO ADOPT AN AMENDED AND RESTATED AGREEMENT AND
DECLARATION OF TRUST WITH RESPECT TO INVESTMENT IN OTHER INVESTMENT COMPANIES:

International Equity Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,041,255.637            1,831.132             2,759.902


Enhanced 30 Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     695,329.470            5,068.690           7,027.574

Value Plus Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   5,952,724.209            8,488.010             11,795.155

Large Cap Growth Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,136,285.769            13,650.565           190,230.099

Growth Opportunities Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,465,901.789           237,598.974           224,574.643

PROPOSAL 2E - AUTHORIZATION TO ADOPT AN AMENDED AND RESTATED AGREEMENT AND
DECLARATION OF TRUST WITH RESPECT TO OTHER CHANGES:

International Equity Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,040,811.381            2,211.583             2,823.707

Enhanced 30 Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     695,329.470            5,068.690           7,027.574

Value Plus Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   5,945,424.742           15,692.403             11,890.229

Large Cap Growth Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,135,527.760            14,270.923           190,367.750

Growth Opportunities Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,448,098.032           231,513.653           248,463.721

PROPOSAL 3A - AUTHORIZATION TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT
RESTRICTIONS OF THE TRUST WITH RESPECT TO BORROWING MONEY:

International Equity Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,042,480.726              566.743             2,799.202

Enhanced 30 Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     695,342.651            5,055.509           7,027.574



Value Plus Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   5,954,549.049            6,455.121             12,003.204

Large Cap Growth Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,131,411.868            18,479.227           190,275.338

Growth Opportunities Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,473,112.530           229,779.740           225,183.136

PROPOSAL 3B - AUTHORIZATION TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT
RESTRICTIONS OF THE TRUST WITH RESPECT TO UNDERWRITING SECURITIES:

International Equity Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,042,480.726              566.743             2,799.202

Enhanced 30 Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     695,342.651            5,055.509           7,027.574

Value Plus Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   5,953,954.421            7,255.355             11,797.598

Large Cap Growth Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,131,566.622            18,328.012           190,271.799

Growth Opportunities Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,473,584.229           227,701.601           226,789.576

PROPOSAL 3C - AUTHORIZATION TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT
RESTRICTIONS OF THE TRUST WITH RESPECT TO LOANS:

International Equity Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,042,472.033              575.436             2,799.202

Enhanced 30 Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     695,329.470            5,068.690           7,027.574

Value Plus Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   5,954,239.287            6,764.883             12,003.204

Large Cap Growth Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,130,126.700            19,616.719           190,423.014

Growth Opportunities Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,477,898.298           225,876.798           224,300.310

PROPOSAL 3D - AUTHORIZATION TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT
RESTRICTIONS OF THE TRUST WITH RESPECT TO REAL ESTATE:

International Equity Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,042,501.561              554.163             2,790.947

Enhanced 30 Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     695,329.470            5,068.690           7,027.574

Value Plus Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   5,954,224.675            6,779.495             12,003.204

Large Cap Growth Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,130,126.700            19,616.719           190,423.014

Growth Opportunities Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,490,082.966           206,692.817           231,299.623

PROPOSAL 3E - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO OIL, GAS OR MINERAL LEASES:

International Equity Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,042,493.306              562.418             2,790.947

Enhanced 30 Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     695,329.470            5,068.690           7,027.574
Value Plus Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   5,946,990.753           13,811.607             12,205.014

Large Cap Growth Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,130,504.471            19,390.163           190,271.799

Growth Opportunities Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,468,493.705           234,215.286           225,366.415

PROPOSAL 3F - AUTHORIZATION TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT
RESTRICTIONS OF THE TRUST WITH RESPECT TO COMMODITIES:

International Equity Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,042,417.231              638.493             2,790.947

Enhanced 30 Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     695,329.470            5,068.690           7,027.574

Value Plus Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   5,954,037.477            6,764.883             12,205.014


Large Cap Growth Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,128,797.636            21,096.998           190,271.799

Growth Opportunities Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,469,152.564           235,144.840           223,778.002

PROPOSAL 3G - AUTHORIZATION TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT
RESTRICTIONS OF THE TRUST WITH RESPECT TO CONCENTRATION OF INVESTMENTS:

International Equity Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,042,417.231              638.493             2,790.947

Enhanced 30 Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     695,329.470            5,068.690           7,027.574

Value Plus Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   5,953,544.041            7,258.319             12,205.014

Large Cap Growth Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,130,615.774            19,278.860           190,271.799

Growth Opportunities Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,478,690.074           222,747.576           226,637.756

PROPOSAL 3H - AUTHORIZATION TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT
RESTRICTIONS OF THE TRUST WITH RESPECT TO ISSUING SENIOR SECURITIES:

International Equity Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,042,376.216              646.748             2,823.707

Enhanced 30 Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     695,329.470            5,068.690           7,027.574

Value Plus Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   5,953,693.764            6,764.883             12,548.727

Large Cap Growth Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,128,797.636            21,096.998           190,271.799

Growth Opportunities Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,488,005.902           213,077.758           226,991.746

PROPOSAL 3I - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO AMOUNTS INVESTED IN ONE ISSUER:

International Equity Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,042,426.693              596.271             2,823.707

Enhanced 30 Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                     695,342.651            5,055.509           7,027.574

Value Plus Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   5,947,398.843           13,572.311             12,036.220


Large Cap Growth Fund
                                                         Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,129,637.181            20,146.150           190,383.102

PROPOSAL 3J - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO MARGIN PURCHASES:

Large Cap Growth Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,128,701.571           21,083.548            190,381.314

PROPOSAL 3K - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO SHORT SALES:

Large Cap Growth Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,128,687.847           21,097.272         190,381.314

PROPOSAL 3L - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO ILLIQUID INVESTMENTS:

Large Cap Growth Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,131,663.372           18,272.962         190,230.099

PROPOSAL 3M - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO INVESTING FOR CONTROL:

Large Cap Growth Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,131,506.830           18,104.995         190,554.608

Growth Opportunities Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,481,713.900           217,306.625           229,054.881




PROPOSAL 3N - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO OTHER INVESTMENT COMPANIES:

Large Cap Growth Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,129,827.971           18,290.225         192,048.237

PROPOSAL 3O - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO SECURITIES OF ONE CLASS:

Large Cap Growth Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,131,663.372           17,990.153         190,512.908

PROPOSAL 3P - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO SECURITIES OWNED BY AFFILIATES:

Large Cap Growth Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,131,512.157           18,272.962         190,381.314

PROPOSAL 3Q - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO PLEDGING:

Growth Opportunities Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,465,407.380           229,891.968           232,776.058

PROPOSAL 3R - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS
OF THE TRUST WITH RESPECT TO OPTIONS:

Growth Opportunities Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   4,468,930.438           229,805.054           229,339.914
